UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 26, 2007


                                 FANTATECH INC.
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     0-24374               62-1690722
-----------------------------  ------------------------  -------------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
      of Incorporation)                                  Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong            Not applicable
(Address of principal executive offices                      (Zip Code)
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               Registrant's telephone number, including area code
                                 (852) 2302 1636
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           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 25, 2007, Board of Directors (the "Board") of Fantatech Inc. (the "Company") approved the resignation of Mr. Gary Lui from his position as the Chief Financial Officer of the Company. There was no disagreement between Mr. Lui and the Company.

Effective from June 25, 2007, Ms. Fuxiao Wang, a former officer of the Company, is appointed the Chief Financial Officer of the Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                  FANTATECH  INC.
                                                  ---------------
                                                   (Registrant)


Dated:  June  26,  2007                           By:  /s/  Zibo  Niu
                                                  ------------------------
                                                       ZIBO NIU
                                                       Chief  Executive Officer


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